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AMERICAN
EQUITY INVESTMENT LIFE
INSURANCE COMPANY
Administrative Office
P.O. Box 9310                                     ANNUITY APPLICATION
Des Moines IA 50306-9310                         (PLEASE PRINT CLEARLY)
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1.  ANNUITANT (OWNER)                                                      Sex: / / Male  / / Female

    Name __________________________________________________________        S.S. No./Tax ID:________________________________________

    Address:_______________________________________________________        Date of Birth:__________________________________________

    City:_____________________________  State ________ ZIP ________        Daytime Phone (   )_____________________________________
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2.  JOINT-ANNUITANT (OWNER) (NOT AVAILABLE FOR QUALIFIED PLANS)            Sex: / / Male  / / Female

    Name __________________________________________________________        S.S. No./Tax ID:________________________________________

    Address:_______________________________________________________        Date of Birth:__________________________________________

    City:_____________________________  State ________ ZIP ________        Daytime Phone (   )_____________________________________
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3.  OWNER IF ANNUITANT(S) ARE NOT ALSO THE OWNER(S), THEN SPECIFY THE OWNER HERE   Sex: / / Male  / / Female

    Name __________________________________________________________        S.S. No./Tax ID:________________________________________

    Address:_______________________________________________________        Date of Birth:__________________________________________

    City:_____________________________  State ________ ZIP ________        Daytime Phone (   )_____________________________________
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4.  BENEFICIARY as to proceeds at death of the Annuitant; Survivors within a class (Primary or Secondary) entitled to the proceeds shall share equally unless otherwise specified.

                             NAME                  ADDRESS                 RELATIONSHIP TO                    SOCIAL SECURITY
                                                                             ANNUITANT                             NUMBER

Primary ___________________________________________________________________________________________________________________________

Secondary _________________________________________________________________________________________________________________________
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5.  PLAN TYPE (Check the appropriate boxes.)                           6.  MATURITY DATE___________________________________________
    / / Non-qualified                                                      (If not stated: age 95, nonqualified; age 70 1/2,
    QUALIFIED: (CHECK THE APPROPRIATE PLAN DESCRIPTION)                    qualified)
    / / IRA   / / SEP/IRA   / / Simple IRA
    / / Roth IRA   / / Roth Conversion IRA
    / / Keogh/Corporate Pension    / / Sec. 457 Def. Comp.
    / / TSA/403(b)
    / / Other _____________________________________________________
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7.  PREMIUM PAYMENTS
    SINGLE/INITIAL PREMIUM PAYMENT $_______________________________        FUTURE PREMIUM PAYMENTS $_______________________________
    (Minimums: $1,000 Qualified - $5,000 non-qualified)                    (Minimum $50)
    By: / / Check   / / Transfer   / / Rollover                            By: / / Mo. EFT    / / Salary Savings   / / Other
    Year for which contribution  applies ___________ (IF QUALIFIED)            / / Quarterly  / / Semiannual    / / Annual
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8.  NET PREMIUM PAYMENTS.  The net premium payments (as described in the prospectus) are to be allocated to the appropriate subaccounts as follows:

           1. EquiTrust Value Growth               _________%              9. T. Rowe Price Equity Income               _________%
           2. EquiTrust High Grade Bond            _________%             10. T. Rowe Price Personal Strategy Balanced  _________%
           3. EquiTrust High Yield Bond            _________%             11. Dreyfus International Equity              _________%
           4. EquiTrust Money Market               _________%             12. Dreyfus Small Cap Stock                   _________%
           5. EquiTrust Blue Chip                  _________%             13. Dreyfus Capital Appreciation              _________%
           6. T. Rowe Price International Stock    _________%             14. Dreyfus Disciplined Stock                 _________%
           7. T. Rowe Price Mid-Cap Growth         _________%             15. Dreyfus Growth and Income                 _________%
           8. T. Rowe Price New America Growth     _________%             16. Declared Interest Option                  _________%

    If any portion of a new premium is allocated to a particular subaccount, that portion must be at least 10% on the date the allocation takes effect.  All percentage allocations must be in whole numbers and not fractions.

    Net premiums will be initially allocated to the money market account.  On the eleventh day following the policy date, we will transfer part or all of the accumulated value in the money market subaccount to the subaccounts or the declared interest option in accordance with the premium allocation percentages shown above.
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9.  TRANSFER BETWEEN PORTFOLIOS
    I authorize transfers between the subaccounts upon instruction from any person by telephone.                     Yes    No
    If neither box is checked, the telephone privilege will be provided..........................................    / /    / /
    The first twelve transfers in each Policy Year will be made without charge;
    Subsequent transfers in a Policy Year will be assessed a transfer charge of $25.
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10. Special Instructions___________________________________________    11. WILL THIS CONTRACT REPLACE OR CHANGE ANY EXISTING LIFE
                                                                           INSURANCE OR ANNUITY IN THIS OR ANY OTHER COMPANY?
    _______________________________________________________________
                                                                           / /Yes   / /No   If Yes:
    _______________________________________________________________        What Company?___________________________________________
                                                                           What Contract Number?___________________________________
    _______________________________________________________________
                                                                           Have all required documents been completed in compliance
    _______________________________________________________________        with applicable state regulations?  / /Yes   / /No
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12. SUITABILITY MUST BE COMPLETED BY OWNER.                                ANNUAL EARNINGS            ESTIMATED NET WORTH

    Occupation_____________________________________________________        / / $ 25,000-$ 49,999      / / $ 25,000-$ 74,999

    Employer_______________________________________________________        / / $ 50,000-$ 99,999      / / $ 75,000-$124,999

    Address _______________________________________________________        / / $100,000-$199,999      / / $125,000-$249,999

    City _____________________________  State ________ Zip ________

    FINANCIAL OBJECTIVES CHECK ALL THAT APPLY.
      / /Preservation of Capital         / /Income        / /Long Term Growth        / /Maximum Capital Appreciation

    INITIAL SOURCE OF FUNDS: CHECK ALL THAT APPLY.
      / / CDs/Saving Acct.      / / Investments     / / Stocks/Bonds       / / Sale of Personal Property   / / Current Income
      / / Policy Cash Value, Dividend or Loan       / / Policy Surrender   / / Other_________________________________________
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13. SIGNATURES

    I/We acknowledge receipt of a current prospectus, declare that all statements in this Application are true to the best of my/our knowledge and belief, and agree that this Application shall be a part of the Annuity Contract issued by the Company.
    Under penalties of perjury, I/we certify that the Social Security Number, as listed on this Application, is correct.  I/We understand that all payments and values provided by the Contract may vary as to dollar amount to the extent they are based on the investment experience of the selected portfolio(s).  With this in mind, I/we feel the Contract applied for will meet anticipated financial needs.

    The accumulation values under the variable accumulation provisions of the Contract being applied for are variable and are not guaranteed as to fixed dollar amounts.


    ___________________________________________________________________________________________________________  __________________
    Signature of Owner (if other than Proposed Annuitant)                                                               Date

    ___________________________________________________________________________________________________________  __________________
    Signature of Annuitant(s)                                                                                           Date

    ___________________________________________________________________________________________________________  __________________
    Witness or Agent/Broker/Registered Representative                                                                   Date
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14. REGISTERED REPRESENTATIVE INFORMATION

    _______________________________________________________________  _______________________________    ___________________________
    Agent/Broker/Registered Representative                                       Phone                               Date

    _______________________________________________________________  ______________________________________________________________
    Branch or Agency Number                                          Branch or Agency Address

    _______________________________________________________________  ______________________________________________________________
    Registered Representative Signature                              City                               State                Zip
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